QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER

        I, Mark B. Hoffman, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  The Amendment No. 1 to the annual report on Form 10-K to which this statement is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in such Amendment No. 1 to the annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Commerce One, Inc.

Date: May 27, 2004

/s/ Mark B. Hoffman Mark B. Hoffman Chief Executive Officer

CERTIFICATION OF
CHIEF FINANCIAL OFFICER

        I, Charles Boynton, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  The Amendment No. 1 to the annual report on Form 10-K to which this statement is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in such Amendment No. 1 to the annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Commerce One, Inc.

Date: May 27, 2004

/s/ Charles Boynton Charles Boynton Chief Financial Officer

QuickLinks

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
CERTIFICATION OF CHIEF FINANCIAL OFFICER